ASSIGNMENT OF LEASE


     THIS ASSIGNMENT, made this 24th day of January 1997, by
AEI Real Estate Fund XV Limited Partnership, whose address is 1300 Minnesota World Trade Center, St. Paul, Minnesota 55101 (herein called "Assignor") to JOSEPH SCHOEPP, JULIANN SCHOEPP, WILLIAM SCHOEPP and EVELYN SCHOEPP (together, herein called "Assignee"), WITNESSETH:

      FOR VALUE RECEIVED, Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of Assignor in and to that certain lease by and between Assignor and Kids Unlimited, Inc., dated March 1, 1987, (the same constituting all of the written leases affecting the Premises as herein after defined)(said lease hereinafter being referred to as the "Lease"), which Lease demises all of the real estate ("Premises") described in Exhibit A attached hereto, together with any and all extensions and renewals thereof, together with the immediate and continuing right to collect and receive all rents, income, payments and profits arising out of said Lease or out of the Premises or any part thereof ("Rents"), together with the right to all proceeds payable to Assignor pursuant to any purchase options on the part of Tenant under the Lease, together with all payments derived therefrom, if any, including but not limited to future claims for the recovery of damages done to the Premises or for the abatement of any nuisance existing thereon, future claims for damages resulting from default under said Lease whether resulting from acts of insolvency or acts of bankruptcy or otherwise, and lump sum payments for the cancellation of said lease or the waiver of any obligation or term thereof prior to the expiration date and the return of any insurance premiums or ad valorem tax payments made in advance and subsequently refunded, and all rights to that certain Guarantee of Lease dated March 11, 1987 by Children's World, Inc.;

      AND ASSIGNOR FURTHER AGREES, ASSIGNS AND COVENANTS:

     1. Representations. Assignor represents and warrants that it is now the absolute owner of said Lease with full right and title to assign the same and the Rents; that said Lease is valid, in full force and effect and has not been modified or amended except as disclosed to Assignee; that there are no outstanding assignments or pledges thereof; that there are no existing defaults under the provisions thereof on the part of any party to the Lease; that no Rents have been waived, anticipated, discounted, compromised or released; and that Tenant has no defenses, setoffs, or counterclaims against Assignor.

     2. Present Assignment. This Assignment shall constitute a perfected, absolute and present assignment.

      3. No Liability For Assignee. The Assignee shall not be obligated to perform or discharge, nor does it hereby undertake to perform or discharge any obligation, duty or liability under said Lease incurred prior to the date hereof nor shall this Assignment operate to place responsibility for the control, care, management or repair of the Premises prior to the date hereof upon the Assignee nor for the carrying out of any of the terms and conditions of said Lease; nor shall it operate to make the Assignee responsible or liable for any waste committed on the Premises, or for any dangerous or defective condition of the Premises, or for any negligence in the management, upkeep, repair or control of said Premises, prior to the date hereof resulting in loss or injury or death to any tenant, licensee, employee or stranger nor liable for laches or failure to collect the rents and Assignee shall be required to account only for such moneys as are actually received by it.

      4. Assignor Hold Assignee Harmless. The Assignor shall and does hereby agree to indemnify and to hold Assignee harmless of and from any and all liability, loss or damage which it may or might incur under said Lease or under or by reason of this Assignment, of and from any and all claims and demands whatsoever which may be asserted against it by reason of any alleged obligations or undertakings on Assignee's part to perform or discharge any of the terms, covenants or agreements contained in said Lease prior to the date hereof. Should the Assignee incur any such liability, or in the defense of any such claims or demands, the amount thereof, including costs, expenses, and reasonable attorney's fees, Assignor shall reimburse the Assignee therefor immediately upon demand,

      5. Assignee Hold Assignor Harmless. The Assignee shall and does hereby agree to indemnify and to hold Assignor harmless of and from any and all liability, loss or damage which it may or might incur under said Lease or under or by reason of this
Assignment  and  of  and  from any and  all  claims  and  demands whatsoever which may be asserted against it by reason of any alleged obligations or undertakings on Assignor's part to perform or discharge any of the terms, covenants or agreements contained in said Lease on or after the date hereof. Should the Assignor incur any such liability, or in the defense of any such claims or demands, the amount thereof, including costs, expenses, and reasonable attorney's fees, Assignee shall reimburse the Assignor therefor immediately upon demand.

      6. Security Deposits. The Assignor represents that there are no security deposits held by Assignor under the terms of the Lease(s).

     7. Authorization To Tenant. The Tenant under the Lease is hereby irrevocably authorized and directed to recognize the claims of Assignee hereunder. Assignor hereby irrevocably directs and authorizes the Tenant to pay to Assignee all sums due under the Lease and consents and directs that said sums shall be paid to Assignee. The sole signature of the Assignee shall be sufficient for the exercise of any rights under this Assignment and the sole receipt of the Assignee for any sums received shall be a full discharge and release therefor to any such Tenant or occupant of the Premises. Checks for all or any part of the rentals collected under this Assignment shall upon notice from the Assignee be drawn to the exclusive order of the Assignee.

      8. Successors And Assigns. This Assignment and each and every covenant, agreement and provision hereof shall be binding upon the Assignor and its successors and assigns including without limitation each and every from time to time record owner of the Premises or any other person having an interest therein and shall inure to the benefit of the Assignee and its successors and assigns. As used herein the words "successors and assigns" shall also be deemed to mean the heirs, executors, representatives and administrators of any natural person who is a party to this Assignment.

      9. Governing Law. This Assignment is intended to be governed by the laws of the State of California.

      IN WITNESS WHEREOF, the Assignor and Assignee have caused this Assignment of Lease to be executed as of the date first above written.

               AEI REAL ESTATE FUND XV LIMITED PARTNERSHIP, a Minnesota limited partnership

               By:  AEI Fund Management 86-A, Inc., its corporate
                    general partner

               By: /s/ Robert P. Johnson
                       Robert P. Johnson, President

STATE OF MINNESOTA  )
                        )SS.
COUNTY OF RAMSEY    )

      The foregoing instrument was acknowledged before me the 21st day of January, 1997, by Robert P. Johnson, the President of AEI Fund Management 86-A, Inc., a Minnesota corporation, corporate general partner of AEI Real Estate Fund XV Limited Partnership, on behalf of said limited partnership.

                              /s/ Linda A. Bisdorf
                                  Notary Public


                                              [notary seal]



               /s/ Joseph Schoepp
                   JOSEPH SCHOEPP


              /s/ Juliann Schoepp
                  JULIANN SCHOEPP



               /s/ William Schoepp
                   WILLIAM SCHOEPP


               /s/ Evelyn Schoepp
                   EVELYN SCHOEPP





                        ACKNOWLEDGMENTS


CAPACITY CLAIMED BY SIGNER:
 Individual(s)
 Corporate
   Officer(s)
 Partner(s)
 Attorney-in-Fact
 Trustee(s)
 Subscribing Witness
 Guardian/Conservator
 Other
SIGNER IS REPRESENTING:
NAME OF PERSON(S) OR ENTITY(IES)


STATE OF CALIFORNIA      }
                         }
COUNTY OF SAN FRANCISCO  }


       On January 20, 1997,   before   me,   the
undersigned      notary      public,     personally      appeared
Julianne Schoepp          ,  personally known to me OR     proved
to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.


/s/ Christian Fernandez
Signature of Notary           [notary seal]










CAPACITY CLAIMED BY SIGNER:
 Individual(s)
 Corporate
    Officer(s)
 Partner(s)
 Attorney-in-Fact
 Trustee(s)
 Subscribing Witness
 Guardian/Conservator
 Other
SIGNER IS REPRESENTING:
NAME OF PERSON(S) OR ENTITY(IES)


STATE OF CALIFORNIA      }
                         }
COUNTY OF SAN FRANCISCO }


       On January 20,  1997,   before   me,   the
undersigned      notary      public,     personally      appeared
Joseph Schoepp             ,  personally known to me OR    proved
to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.


/s/ Christian Fernandez
Signature of Notary            [notary seal]




                        ACKNOWLEDGMENTS


CAPACITY CLAIMED BY SIGNER:
 Individual(s)
 Corporate
    Officer(s)
 Partner(s)
 Attorney-in-Fact
 Trustee(s)
 Subscribing Witness
 Guardian/Conservator
 Other
SIGNER IS REPRESENTING:
NAME OF PERSON(S) OR ENTITY(IES)


STATE OF CALIFORNIA      }
                         }
COUNTY OF MARIN          }


       On January 20               ,  1997,   before   me,   the
undersigned      notary      public,     personally      appeared
William Schoepp           ,  personally known to me OR     proved
to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.


/s/ Alfred Mammini
Signature of Notary            [notary seal]










CAPACITY CLAIMED BY SIGNER:
 Individual(s)
 Corporate
    Officer(s)
 Partner(s)
 Attorney-in-Fact
 Trustee(s)
 Subscribing Witness
 Guardian/Conservator
 Other
SIGNER IS REPRESENTING:
NAME OF PERSON(S) OR ENTITY(IES)


STATE OF CALIFORNIA      }
                         }
COUNTY OF MARIN          }


       On January 20,  1997,   before   me,   the
undersigned      notary      public,     personally      appeared
Evelyn Schoepp             ,  personally known to me OR    proved
to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.


/s/ Alfred Mammini
Signature of Notary           [notary seal]




                          EXHIBIT "A"

                   LEGAL DESCRIPTION OF LAND

               That  certain real property located  in
the   City   of  Moreno  Valley,  Riverside  County,  California,
described as follows:

Parcel 1 of Parcel Map No. 20964 in the City of Moreno Valley,
County of Riverside, State of California, as per Map Recorded in Book 137, Pages 30 through 31 of Parcel Maps, in the office of the County Recorder of said County.